Exhibit 99.1
Presentation title Month, XX, 2021 Shareholder May 2, 2022 Meeting Exhibit 99.1

Robert J. Currey Chairman Andrew S. Frey Director David G. Fuller Director Thomas A. Gerke Director Board of Directors Roger H. Moore Director Maribeth S. Rahe Director Marissa M. Solis Director C. Robert Udell, Jr. President, CEO and Director

Business Meeting

Proposals 1. To elect the eight directors named in our Proxy Statement to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To conduct an advisory vote on the approval of the compensation of our named executive officers.

Proposals 1. To elect the eight directors named in our Proxy Statement to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To conduct an advisory vote on the approval of the compensation of our named executive officers.

Company Update

Safe Harbor Statement

Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company's business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight or our refinancing of outstanding debt, including our senior secured credit facilities, will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock; and the potential for the rights of our series A preferred stock to negatively impact our cash flow. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Non-GAAP Measures

This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to "EBITDA," "adjusted EBITDA," and "total net debt to last twelve month adjusted EBITDA ratio." In addition to providing key metrics for management to evaluate the Company's performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends.

A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company's website at https://ir.consolidated.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company's 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results.

Consolidated communications

275 606 1,006 1,406 1,706 1,956 331 400 400 300 250 10% 22% 37% 51% 62% 71% -35% -15% 5% 25% 45% 65% -250 250 750 1,250 1,750 2,250 2,750 2020 2021 2022E 2023E 2024E 2025E Fiber Gig+ Passings Annual Fiber Gig+ upgrades % Gig+ Capable Passings Consolidated’s Fiber Build Plan 70%+ service area Gig + capable speeds In Q1 2021, the Company launched a multi - year, fiber build plan to upgrade 1.6 million passings or 70% of its service area to Gig+ fiber capable services by 2025. Consolidated has ~2.7M total passings across 22 operating states. This chart is updated quarterly to reflect progress and forecast of planned upgrades. Passings in thousands 1.6 million passings to be fiber upgraded by 2025, ~ 1M in Northern New England Fiber Expansion Progress Operating States Fiber Build Markets Five - Year Fiber Build Plan: 400,000 upgrades in 2022 Consolidated Footprint

Fidium Fiber Expansion Fidium markets Operating states Superior Fiber Product Digital Customer Experience Digital ordering and provisioning, account management, customer text notifications and self - service support tools Symmetrical Gig speeds, 24/7 network controls and proactive performance monitoring, dedicated home connection and mesh whole - home WiFi.

10 Response to New Fidium Experience

• Incumbent position accelerates plan • Owned or leased local and long - haul fiber network, conduit capacity • Aerial fiber access to 80% of Northern New England • Less competitive markets: majority with one wireline competitor • Experienced teams, contractor resources and strong build partners Fiber Deployment Advantages

Strategic Priorities Enabling Future Growth and Shareholder Value Consumer Fiber Expansion • Plan to build fiber to 1.6 million locations by 2025; enable Gig + speeds to over 70% of footprint • Launch Fidium Fiber in all fiber markets; accelerate broadband growth and simplified go - to - market strategy Broadband revenue growth with positive net adds Long - Term Value Creation Commercial - Carrier Data Transport Growth • Leverage fiber assets to increase lit buildings; grow customer relationships • Expand business opportunities; deliver improved customer experience and product simplification Enhanced Customer Experience • Deliver simplified, improved customer experience across all channels • Invest in digital transformation initiatives to automate and simplify customer experience Disciplined Capital Allocation • Accelerated investments in fiber growth opportunities • Strategic review of assets and market portfolio Data - Transport revenue growth L eading NPS scores, low churn, retention Return to revenue growth

Consolidated’s Fiber Transformation 2021 2022 2024 Capital Allocation Plan announced Elimination of dividend May Sept/Oct Strategic Searchlight Capital Partners (SCP) invest ment; closed on $350M investment Debt Refinancing Nov brand launch Dec Closed on $75M SCP investment Jan Net Promoter Score implemented Planned expansion Completed 330,000 fiber upgrades Plan to upgrade 400,000 fiber passings & achieve broadband positive net adds Dec mid - year 2025 Plan to upgrade 250,000 passings; Achieve 70%+ fiber passings 2019 2020 2023 Closed on OH divestiture Jan Plan to upgrade 400,000 passings Plan to upgrade 300,000 passings Dec Dec Dec Return to Growth Build Engine Capital Allocation Plan announced KS asset sale Mar Value Creation Customer Acquisition Ramp

Consolidated’s ESG Focus Areas Read more about www.consolidated.com/esg • Environment & Sustainability • Diversity & Inclusion • Affirmative Action / EOE • Safe & Healthy Workplace • Company Philanthropy & Volunteerism • Vendor & Suppliers • Privacy & Data Security • Human & Labor Rights • Business Practices & Ethics • Board Governance

Questions